UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 29, 2016

21st CENTURY ONCOLOGY

HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-170812	26-1747745
(Commission File Number)	(I.R.S. Employer Identification No.)

2270 Colonial Boulevard Fort Myers, Florida	33907
(Address of Principal Executive Offices)	(Zip Code)

(239) 931-7254
(Registrant’s Telephone Number, including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On November 29, 2016, Joseph Biscardi, the Senior Vice President, Assistant Treasurer, Controller, Chief Accounting Officer and principal accounting officer of 21st Century Oncology Holdings, Inc. (the “Company”), informed the Company that he will resign from those positions, effective as of December 23, 2016.  LeAnne M. Stewart, the Company’s Chief Financial Officer, will assume the additional role of principal accounting officer until a permanent replacement is appointed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

21st CENTURY ONCOLOGY HOLDINGS, INC.

Date: December 5, 2016	By:	/s/ LeAnne M. Stewart
		Name:	LeAnne M. Stewart
		Title:	Chief Financial Officer